FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Debt Instruments [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
(a)    Financial Risk Management
Financial instruments consist primarily of cash and cash equivalents, restricted cash, accounts receivable, derivatives such as foreign currency forward and option contracts, accounts payable and accrued liabilities, long-term obligations, and long-term debt.
We have exposure to the following business risks:
We maintain substantially all of our cash and cash equivalents with major financial institutions or invest in government instruments. Our deposits with banks may exceed the amount of insurance provided on such deposits.
We outsource manufacturing of our products to third parties and, accordingly, we are dependent upon the development and deployment by third parties of their manufacturing abilities. The inability of any supplier or manufacturer to fulfill our supply requirements could impact future results. We have supply commitments to our contract manufacturers based on our estimates of customer and market demand. Where actual results vary from our estimates, whether due to execution on our part or market conditions, we are at risk.
Financial instruments that potentially subject us to concentrations of credit risk are primarily accounts receivable. We perform on-going credit evaluations of our customer’s financial condition and require letters of credit or other guarantees whenever deemed appropriate.
Although a significant portion of our revenues are in U.S. dollars, we incur operating costs that are denominated in other currencies. Fluctuations in the exchange rates between these currencies could have a material impact on our business, financial condition and results of operations.
To manage our foreign currency risks, we enter into foreign currency forward contracts and options contracts to reduce our exposure to future foreign exchange fluctuations. See note 26.
We are subject to risks typical of an international business including, but not limited to, differing economic conditions, changes in political climate, differing tax structures other regulations and restrictions and foreign exchange rate volatility. Accordingly, our future results could be materially affected by changes in these or other factors.
(b)    Credit Facilities
We have a committed senior secured revolving credit facility (the “Revolving Facility”) with the Canadian Imperial Bank of Commerce (“CIBC”) as sole lender and as Administrative Agent. On February 17, 2021, we entered into an amending agreement to the Revolving Facility with CIBC, which reduced the total borrowing capacity under the Revolving Facility to $30 million from $50 million. The Revolving Facility matures on April 30, 2023 and may be used for general corporate purposes, including, but not limited to, capital expenditures, working capital requirements and/or certain acquisitions permitted under the Revolving Facility. Borrowings under the Revolving Facility may bear interest at US Base Rate or LIBOR plus applicable margin. Effective January 1, 2022, all references to LIBOR are replaced with the Secured Overnight Financing Rate ("SOFR"). The Revolving Facility contains customary affirmative, negative and financial covenants, including restrictions on dividend payments while the Revolving Facility is drawn. As at December 31, 2021, we had availability of up to $10 million under our Revolving Facility without the waiver of certain financial covenants, which we received a waiver for on January 19, 2022. This waiver is valid through December 31, 2022. Availability under the amended Revolving Facility is subject to a borrowing base effective January 19, 2022. As at December 31, 2021, there were nil outstanding borrowings under the Revolving Facility (2020 — nil). In 2021, we recorded interest expense of nil (2020 — $578).
On July 22, 2020, we amended the Revolving Facility and added a $12.5 million Canadian dollar term loan facility with CIBC. During 2020, we borrowed and fully repaid $9.4 million (Cdn $12.5 million) under this facility and we recorded interest expense of $161.
On September 29, 2021, we added a $12.5 million Canadian dollar term loan facility (the “Loan”) with CIBC. The Loan is backed by the Government of Canada under the Business Credit Availability Program (“BCAP”); specifically, 80% of the principal of the Loan is guaranteed by the Business Development Bank of Canada (“BDC”). The Loan bears interest at CIBC’s Prime Lending rate plus 2.50% per annum. Repayment is interest only for the first 12 months, followed by regular quarterly payments of principal based on a ten-year amortization schedule plus interest. The outstanding amount owing plus accrued interest and fees are repayable on the maturity date, September 29, 2026. Under the terms, the proceeds from the Loan are to be used to exclusively fund the operational cash flow needs of the Company, including normal scheduled principal and interest payments on the CIBC credit facilities. The Loan also includes restrictions on dividend payments while the Loan is drawn. As at December 31, 2021, we had $9.9 million (Cdn$ 12.5 million) outstanding on the Loan of which $0.5 million is in the current portion. In 2021, we recorded interest expense of $123.
The table below presents the Company's contractual principal payments as at December 31, 2021 under the Loan:

2022	$494
2023	989
2024	989
2025	989
2026	6,427
$9,888
(c)     Letters of credit
We have access to a standby letter of credit facility of $1.5 million from Toronto Dominion Bank. The credit facility is used for the issuance of letters of credit and guarantees and is guaranteed by Export Development Canada. As of December 31, 2021, letters of credit issued against the revolving standby letter of credit facility were for a total value of $1.25 million (2020 — $1.35 million).
(d)     Accounts Receivable Purchase Agreement
We have an uncommitted Receivables Purchase Agreement (the “RPA”) with CIBC, as purchaser, to increase our liquidity. Under the RPA, the Company may offer to sell certain eligible accounts receivable (the “Receivables”) to CIBC, which may accept such offer, and purchase the offered Receivables. Under the RPA, up to $75.0 million of Receivables may be sold and remain outstanding at any time. Receivables are sold at 100% face value less discount with a 10% limited recourse to the Company arising from certain repurchase events. The RPA is on an uncommitted basis with no expiry date and carries a discount rate of CDOR (for purchased receivables in CAD) and SOFR (for purchased receivables in USD) plus an applicable margin. After the sale, the Company does not retain any interests in the Receivables, but continues to service and collect, in an administrative capacity, the outstanding receivables on behalf of CIBC.
The Company accounts for the sold Receivables as a sale in accordance with FASB ASC 860, Transfers and Servicing. Proceeds from the sale reflect the face value of the Receivables less discount fees charged by CIBC and one-time legal costs. The discount fees are recorded in Other expense in the Company’s consolidated statements of operations. Net proceeds are classified under operating activities in the consolidated statements of cash flows.
Pursuant to the RPA, the Company sold and de-recognized $88,924 Receivables in 2021 (2020 — $163,354). As at December 31, 2021, $11,960 remained outstanding to be collected from customers and remitted to CIBC (2020 — $19,388). Discount fees of $107 for 2021 are included in Other expense in the consolidated statements of operations (2020 — $414). As at December 31, 2021, we collected nil from Receivables that we previously sold and that have not been remitted to CIBC due to timing of settlement dates (2020 — $764) which we recorded in Restricted cash in the consolidated balance sheets with a corresponding increase in accrued liabilities